Exhibit 10(d)

EXECUTION VERSION

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT

AMENDMENT dated as of August 2, 2011 (this “Amendment”) to the Letter of Credit Agreement dated as of April 29, 2011 (the “Credit Agreement”) among KENTUCKY UTILITIES COMPANY (the “Borrower”), the LENDERS from time to time party thereto (the “Lenders”), BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as Administrative Agent and Lender (the “Agent”) and SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, as Issuing Lender and Lender.

RECITALS:

WHEREAS, the parties hereto desire to amend the Credit Agreement to modify the definitions of “Applicable Percentage” and “Borrower’s Rating”.  The parties hereto therefore agree as follows:

Section 1.  Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby and each reference to “thereof”, “thereunder”, “therein” and “thereby” and each other similar reference to the Credit Agreement contained in any other Loan Document shall, after this treatment becomes effective refer to the Credit Agreement as amended hereby.

Section 2.  Amendments of Credit Agreement Definitions.

(a)  The definition of “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety:

“Applicable Percentage” means, for purposes of calculating the applicable rate for the Facility Fee for any day for purposes of Section 2.03(a), the appropriate applicable percentage set forth below corresponding to the then current highest Borrower’s Ratings; provided, that, in the event that the Borrower’s Ratings shall fall within different levels and ratings are maintained by both Rating Agencies, the applicable rating shall be based on the higher of the two ratings unless one of the ratings is two or more levels lower than the other, in which case the applicable rating shall be determined by reference to the level one rating lower than the higher of the two ratings:

	Borrower’s Ratings (S&P /Moody’s)	Applicable Percentage for Facility Fees
Category A	> A from S&P / A2 from Moody’s	1.000%
Category B	> A- from S&P / A3 from Moody’s	1.100%

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Category C	BBB+ from S&P / Baa1 from Moody’s	1.200%
Category D	BBB from S&P / Baa2 from Moody’s	1.325%
Category E	BBB- from S&P / Baa3 from Moody’s	1.500%
Category F	≤BB+ from S&P / Ba1 from Moody’s	1.625%

(b)  The definition of “Borrower’s Rating” set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety:

“Borrower’s Rating” means the rating that is one notch below the senior secured long-term debt rating of the Borrower from S&P or Moody’s.

Section 3.  Applicable Percentage.  For the avoidance of doubt, as of the date hereof, the Applicable Percentage (as determined by reference to the Borrower’s Rating as of the date hereof), is as specified for Category B Borrower’s Ratings.

Section 4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.  Full Force and Effect; Ratification.  Except as expressly modified herein, all of the terms and conditions of the Credit Agreement are unchanged, and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

Section 6.  Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7.  Effectiveness.  This Amendment shall become effective on the date when the Agent shall have received from each of the Borrower and the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

KENTUCKY UTILITIES COMPANY

By:	/s/ Daniel K. Arbough
Name: Daniel K. Arbough
Title: Treasurer

[Signature Page to Amendment No. 1 to Letter of Credit Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as Administrative Agent and Lender

By:	/s/ Michael Oka
Name: Michael Oka
Title: Executive Director

By:	/s/ Nietzsche Rodricks
Name: Nietzsche Rodricks
Title: Executive Director

[Signature Page to Amendment No. 1 to Letter of Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, as Issuing Lender and Lender

By:	/s/ Masakazu Hasegawa
Name: Masakazu Hasegawa
Title: General Manager

[Signature Page to Amendment No. 1 to Letter of Credit Agreement]